SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 16, 2006

                           American Bank Incorporated
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                  000-31246                     01-0593266
---------------------------      ---------------------       -------------------
(State or other jurisdiction     (Commission File No.)         (I.R.S. Employer
      of incorporation)                                      Identification No.)


4029 West Tilghman Street, Allentown, Pennsylvania               18104
--------------------------------------------------               -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (610) 366-1800
                                                     --------------


                                 Not Applicable
                                -----------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement
                  ------------------------------------------

     On February 16, 2006 the Company entered into an agreement to purchase, and did purchase, 1,444,444 shares of the Company's common stock for a per share price of $8.94 and an aggregate purchase price of $12,913,330. The sellers are David Jaindl, a director of the Company, Anne Jaindl, a director of the Company and certain Jaindl family members. David Jaindl is the brother of Mark Jaindl, who is the President and Chief Executive Officer of the Company. Anne Jaindl is the mother of David and Mark Jaindl. Mark Jaindl and the Estate of Frederick J. Jaindl did not sell any shares. In accordance with the agreement, David Jaindl has resigned as a director of the Company. The Agreement will be provided as an exhibit to the quarterly report for quarter ending March 31, 2006.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
                  ----------------------------------------------------------

     In connection with the agreement described in Item 1.01 above, the Company borrowed $4 million from Team Capital Bank for a period of two years with the initial daily rate equal to one-month Libor plus 50 basis points. The rate will change on January 1, 2007 to a daily rate equal to one-month Libor plus 100 basis points, with the Loan maturing on January 1, 2008. The balance of the purchase price for the repurchase of the shares will be funded from liquid assets available internally to the Company.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
                  ----------------------------------------------------------

     In connection with the agreement described above, David Jaindl has resigned as a director of the Company. John C. Long, J. Scott Pidcock and Anne L. Jaindl have also resigned as directors of the Company effective as of February 21, 2006, February 21, 2006 and February 17, 2006, respectively.


Item 9.01.        Financial Statements and Exhibits
                  ----------------------------------

Exhibit 99. Copy of the press release announcing the purchase of the shares is attached as Exhibit 99 to this Form 8-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           AMERICAN BANK INCORPORATED



DATE:  February 21, 2006                By:/s/ Mark W. Jaindl
                                           -------------------------------------
                                           Mark W. Jaindl
                                           President and Chief Executive Officer

                                  EXHIBIT INDEX

         The following exhibits are filed as part of this report:

         Exhibit No.                                 Description
         -----------                                 -------------
            99                              February 16, 2006 Press Release

                                   EXHIBIT 99

                         February 16, 2006 Press Release